DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE® VARIABLE ANNUITY

Issued by

Transamerica Financial Life Insurance Company

Supplement Dated January 15, 2004

to the

Prospectus dated May 1, 2003

Please be advised that as of January 31, 2004, the Triple Advantage Variable Annuity will be closed to new sales. Existing contract owners will not be affected. These contracts will continue to be serviced by Transamerica Financial Life Insurance Company.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2003